UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-54368 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

1002 Sherbrooke West, Suite 1430

Montreal, Quebec H3A 3L6

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Current Report on Form 8-K and press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties , including risks that the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission and the OTC Markets. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this press release, unless required by law.

ITEM 5.02 ROI Land Investments Announces an Additional Investment in Colorado-Update on Global Project Portfolio

Montreal, Quebec, Canada, May 8, 2017 — ROI Land Investments Ltd. (“ROI” or the “Company”) announces an additional US$1.53 M investment in its Evans project in Colorado, USA. This investment decision stems from a comprehensive review of the Company’s project portfolio. The Company also provides an update on the status of each of its ongoing investment projects.

Hill Pond Property Project, Evans, Colorado, USA

In April 2017, ROI invested an additional US$1.53 M the Evans project in Colorado Project to bring the total investment to date to US$5.85 M. The forecast for the Hill Pond Property is between 1200 and 1400 units. The Company has secured enough water shares to execute the project, and the appropriate zoning is in place. ROI is currently taking the necessary steps for the development and approval of the engineering infrastructure master plan, the lot entitlements, as well as the construction permit from the Town of Evans.

British Columbia Project, Canada

When the land was acquired, the Western Canada oil and gas industry was flourishing. Prices were high, and major investment projects were announced, including one for the export of liquefied natural gas (LNG). The Company had entered into an agreement with the proponent of this project to construct residential buildings for their staff. Subsequently, market conditions deteriorated, prices fell and projects were postponed. Therefore, ROI has earmarked this land in British Columbia capital reserve for the Company until market conditions are favourable to restart large-scale projects.

Sobha Project, United Arab Emirates

After a careful review of its initial investment in the Sobha Project, ROI has decided not to carry on with the development of this project. The Company has been actively pursuing reaching a definitive agreement with a leading UAE Group specialized in real estate to transfer the ownership of the land, subject to approval from regional regulatory authorities.

Beauport Project, Quebec, Canada

Given the evolution of residential needs in Quebec City, the land acquired in 2014 in the borough of Beauport has a good potential for low-density residential development because of its location and the economic vitality of the metropolitan area. The development of the project is currently at the stage of municipal permits.

"Over the past few months, we have reviewed the ROI Land Investments development and financing strategy as well as the development program for each of our ongoing projects. Based on this analysis, we made the most appropriate decisions for each of the projects in the best interests of the Company and our shareholders. The Canadian market being less predictable, we will focus our efforts in Colorado because the regional economy has experienced sustained growth for several years. In addition, the Evans Project is evolving in accordance with our plan,” says Sami B. Chaouch, Executive Chairman and CEO. "We will also seek new attractive investment opportunities in the US market”.

About ROI Land Investments Ltd.

ROI Land Investments (ROI) participates in the early stages of real estate development. The Company acquires raw land free of zoning restrictions in locations positioned to benefit from unique economic catalysts. ROI also manages the permitting process, oversees the construction of infrastructure and works closely with established developers to bring projects to completion. The Company has projects underway in North America and the UAE.

www.roilandinvestments.com

SAFE HARBOR AND INFORMATIONAL STATEMENT

This press release may contain forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company’s financing plans; (ii) trends affecting the company’s financial conditions or results of operations; (iii): the company’s growth strategy and operating strategy; and (iv) the declaration and payment of dividends.

The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the risk disclosed in the company’s statements and reports filed with the OTC Markets.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ROI LAND INVESTMENTS, LTD.

Date: May 12, 2017

/s/Sami Chaouch

Sami Chaouch

Executive Chairman and Chief Executive Officer

Exhibit Number	Description

99.1	Press Release, dated May 8, 2017.